DELAWARE GROUP
-----------------------
PREMIUM FUND
-----------------------
SMALL CAP VALUE SERIES
-----------------------
REIT SERIES
-----------------------




ANNUAL REPORT
---------------------
DECEMBER 31, 1998






DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

January 10, 1999

Dear Policy Holder:

Fiscal year 1998 was the best and worst of times for equity and fixed-income investors. While the year began and ended with U.S. stocks posting tremendous gains, the events in between left investors a bit uncertain about the outlook going forward.

                                                         1998 Total Return
Standard & Poor's 500 Index                                   +28.56%
Russell 2000 Index                                             -2.55%
Lehman Brothers Government/Corporate Bond Index                +8.69%
Morgan Stanley Europe, Australia, Far East (EAFE) Index       +20.33%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report. Past performance does not guarantee future results. The indexes are unmanaged and assume no management fees or expenses. A direct investment in an unmanaged index is not possible.

   During the first half of 1998, U.S. and European stock markets continued to hit record levels fueled by a positive environment with low inflation, low interest rates and low unemployment. Between January 1 and July 17, the Standard & Poor's 500 Index rose +23.3% and the Morgan Stanley Europe, Australia, Far East (EAFE) Index had posted a comparable gain of +21.3%.
   However, as U.S. corporations began lowering their earnings expectations for the second half of 1998 and investors learned of escalating financial problems in Asia, Russia and Latin America, concern mounted that the U.S. economy would weaken. Foreign investors responded by moving their money out of riskier investments--stocks and non-government bonds--and into U.S. Treasuries for their safety and liquidity.
   Stock and non-government bond prices spiraled downward. Conversely, prices of U.S. Treasury securities skyrocketed causing yields to decline. For the first time since the 1960s, the yield on the benchmark 30-year U.S. Treasury fell below 5% to 4.97% at the end of September.
   To help ease the strain on the U.S. economy, the Federal Reserve responded by lowering its target for short-term interest rates three times in the fall. By the end of November, the federal funds rate (the interest rate charged between banks for overnight loans) was reduced a total of 0.75 percentage points to 4.75%.
   The impact of the Fed's rate cuts was tremendous. U.S. stocks soared to new highs--the large-cap S&P 500 Index returned +21.28% in the fourth quarter after reporting a near 10% drop in the third quarter. Small and mid-cap stocks also rebounded, but still underperformed their large-cap counterparts in 1998.
   Most strategists believe that the economies of Southeast Asia will bottom out in 1999, that Japan may begin to recover from its recession, and that the Federal Reserve has the capability, and the will, to keep the U.S. economy growing. As long as the economy continues to grow, we think the stock market will enjoy a favorable environment, though volatility may continue and returns may not be in the 20+% range we have seen for the past four years.
   On the following pages, the performance of each Series of Premium Fund is discussed in detail. After a difficult period like we encountered in 1998, it is important to remember that your annuity is a long-term investment that requires patience and a long-term perspective. We thank you for placing your confidence in Delaware Investments.

Sincerely,

/s/ Jeffrey J. Nick

Jeffrey J. Nick
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds

FOR GROWTH OF CAPITAL

Small Cap Value Series
(Formerly Value Series)

Investment Strategy and Performance in 1998
   After a strong start early in 1998, small company stocks lagged the broader stock market for most of our 1998 fiscal period. Mounting concerns over shrinking corporate profits, slowing economic growth and the possibility of recession led investors to shun small company stocks for the perceived safety of larger companies.
   Small Cap Value Series delivered a disappointing total return of -4.79% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998. This was slightly worse than the -2.55% return of its benchmark, the Russell 2000 Index.
   Because of our long-term focus on undervalued companies, we did not invest significantly in growth sectors of the market, including technology. Technology was the year's best performing sector, a key reason why we underperformed the Index, which has a higher concentration of growth companies.
   We typically invest in small companies that are temporarily undervalued, out-of-favor, or relatively unknown, and which we believe offer higher sales and earnings potential relative to competitors.
   As investors worried about earnings disappointments from smaller companies, stock prices fell during the summer months and finding buyers for stocks in small, relatively unknown companies was especially difficult. Stronger earnings from large-cap growth companies made investors view that sector as a safer place to invest in 1998.

Portfolio Snapshot
   In selecting stocks for the Small Cap Value Series portfolio, we target our research on U.S. companies that have a market capitalization between $400 million and $1.4 billion. From this universe--which consists of approximately 2,500 companies--we narrow our selection to 100 companies.
   A company's cash flow is one of the most important factors we evaluate. Measuring the amount of money the business generates through operations helps us rate a company's ability to expand, respond to competition and handle unexpected challenges.
   In fiscal 1998, Small Cap Value Series held the largest portion of its assets in the financial services industry, focusing on banking and insurance companies. Questionable management and lending practices in this industry caused some investor concern and resulted in lackluster performance from the sector as a whole.
   The Series also held a relatively large position in real estate investment trusts (REITs). Fundamentals in the real estate market remained positive in 1998. Rent and property prices were stable, and demand for commercial and residential rental space was strong. Still, our investments in this sector did not perform well. This was due in part to limited availability of credit capital for REITs to expand.

Investment Outlook
   The Federal Reserve has been providing and may continue to provide substantial liquidity to financial markets in 1999. This could pave the way for stronger performance from small-cap stocks. In our experience, a growing domestic economy coupled with easing Fed policies has historically been a favorable environment for small-cap stocks.
   Already, there are some positive indications that the environment for small-cap value stocks may improve. In late December, the government's report on U.S. economic activity--the Conference Board's Index of Leading Economic Indicators--confirmed the strength of the U.S. economy. In November the Index recorded its biggest monthly increase in nearly two years.
   We are confident that over the long term, small, undervalued companies offer investors substantial opportunities for capital appreciation.


--------------------------------------------------------------------------------
Small Cap Value Series Investment Objective
Seeks capital appreciation. It attempts to achieve this objective by investing in stocks of small companies whose market value appears low relative to underlying value or future earnings and growth potential. Emphasis is placed on companies that may be temporarily out of favor or whose value is not yet recognized by the market.
--------------------------------------------------------------------------------

                                                               Small Cap Value-1

Growth of a $10,000 Investment
December 27, 1993 through
December 31, 1998

              Small Cap Value Series   Russell 2000 Index
  12/27/93          $10,000                $10,000
   3/31/94          $10,139                $ 9,593
   6/30/94          $ 9,979                $ 8,991
   9/30/94          $10,468                $ 9,829
  12/31/94          $10,288                $ 9,757
   3/31/95          $10,637                $10,292
   6/30/95          $11,178                $11,313
   9/30/95          $12,067                $12,599
  12/31/95          $12,741                $12,785
   3/31/96          $13,287                $13,520
   6/30/96          $13,858                $14,310
   9/30/96          $13,750                $14,188
  12/31/96          $14,870                $14,225
   3/31/97          $16,063                $12,733
   6/30/97          $17,326                $14,969
   9/30/97          $20,767                $17,501
  12/31/97          $20,756                $16,068
   3/31/98          $22,021                $17,684
   6/30/98          $20,928                $16,860
   9/30/98          $17,552                $13,463
  12/31/98          $19,762                $15,659


Small Cap Value Series
Average Annual Total Returns
----------------------------
Lifetime                                                      +14.55%
Five Years                                                    +14.12%
One Year                                                       -4.79%
For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Small Cap Value Series and the Russell 2000 Index for the period from the Series' inception on December 27, 1993 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                              Small Cap Value-2

 Delaware Group Premium Fund, Inc.-Small Cap Value Series
 Statement of Net Assets
 December 31, 1998

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK-94.34%
 Aerospace & Defense-0.51%
 Cordant Technologies ...........................        14,200 $   532,500
                                                                 ----------
                                                                    532,500
                                                                 ----------
 Automobiles & Automotive Parts-5.19%
 Arvin Industries ...............................        35,800   1,492,413
 CLARCOR ........................................        51,750   1,035,000
 Federal Signal .................................        66,900   1,831,388
 Smith (A.O.) ...................................        42,050   1,032,853
                                                                 ----------
                                                                  5,391,654
                                                                 ----------
 Banking, Finance & Insurance-16.64%
*Avis Rent A Car ................................        73,800   1,785,038
 CMAC Investment ................................        22,500   1,033,594
 Enhance Financial Services Group ...............        57,200   1,716,000
 Everest Re Holdings ............................        31,400   1,189,275
*Farm Family Holdings ...........................        28,600     972,400
*Financial Federal ..............................        47,950   1,186,763
 Horace Mann Educators ..........................        68,600   1,955,100
 M & T Bank .....................................         1,725     895,167
 NAC RE Group ...................................        19,000     891,813
 North Fork Bancorporation ......................        80,750   1,932,953
 Peoples Heritage Financial Group ...............        87,000   1,742,719
 SCPIE Holdings .................................        15,000     454,688
 Westamerica Bancorporation .....................        42,200   1,552,169
                                                                 ----------
                                                                 17,307,679
                                                                 ----------
 Buildings & Materials-4.04%
 Chicago Bridge and Iron ........................        36,600     450,638
 D.R. Horton ....................................        74,900   1,722,700
*Jacobs Engineering Group .......................        49,900   2,033,425
                                                                 ----------
                                                                  4,206,763
                                                                 ----------
 Cable, Media & Publishing-1.74%
 Cadmus Communications ..........................        23,700     451,781
*World Color Press ..............................        44,600   1,357,513
                                                                 ----------
                                                                  1,809,294
                                                                 ----------
 Chemicals-5.09%
 Crompton & Knowles .............................        41,800     864,738
 Ferro ..........................................        23,100     600,600
 OM Group .......................................        29,700   1,084,050
 RPM ............................................        39,900     638,400
*Scotts .........................................        54,900   2,110,219
                                                                 ----------
                                                                  5,298,007
                                                                 ----------
 Computers & Technology-6.84%
*Etec Systems ...................................        23,300     932,000
*Novellus Systems ...............................        16,700     825,084
*Quantum ........................................        35,300     749,022
*SCI Systems ....................................        25,900   1,495,725
 Scientific-Atlanta .............................        55,400   1,263,813
*Synopsys .......................................        34,100   1,847,794
                                                                 ----------
                                                                  7,113,438
                                                                 ----------
 Electronics & Electrical Equipment-2.13%
 Kuhlman .........................................       58,600   2,219,475
                                                                 ----------
                                                                  2,219,475
                                                                 ----------
----------------------
Top 10 stock holdings, representing 21.3% of net assets, are printed in bold.

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK (Continued)
 Energy-5.12%
*BJ Services ......................................      29,700  $  464,063
 Nicor ............................................      37,100   1,567,475
*Oceaneering International ........................      68,800   1,032,000
*Santa Fe Energy Resources ........................      68,900     508,138
*Seagull Energy ...................................      87,600     552,975
 Vintage Petroleum ................................      84,200     726,225
*Weatherford International ........................      24,500     474,688
                                                                 ----------
                                                                  5,325,564
                                                                 ----------
 Food, Beverage & Tobacco-3.65%
 Corn Products ....................................      43,300   1,315,238
 Universal Foods ..................................      90,200   2,474,863
                                                                 ----------
                                                                  3,790,101
                                                                 ----------

 Healthcare & Pharmaceuticals-3.28%
 Arrow International ..............................      35,800   1,125,463
*Trigon Healthcare ................................      61,100   2,279,794
                                                                 ----------
                                                                  3,405,257
                                                                 ----------
 Industrial Machinery-4.05%
 Columbus McKinnon ................................      36,800     655,500
*Global Industries Technology .....................      21,100     225,506
 IDEX .............................................      35,850     878,325
 Milacron .........................................      51,500     991,375
 Regal Beloit .....................................      41,100     945,300
 Watts Industries .................................      31,100     517,038
                                                                 ----------
                                                                  4,213,044
                                                                 ----------
 Leisure, Lodging & Entertainment-3.69%
*Hollywood Park ...................................      31,200     259,350
*King World Productions ...........................      39,200   1,153,950
 Viad .............................................      79,700   2,420,888
                                                                 ----------
                                                                  3,834,188
                                                                 ----------
 Paper & Forest Products-3.77%
 Bowater ..........................................      22,300     924,056
 Caraustar Industries .............................      31,500     897,750
 Chesapeake .......................................      15,900     586,313
 Glatfelter (P.H.) ................................      44,600     551,925
 Rayonier .........................................      20,900     960,094
                                                                 ----------
                                                                  3,920,138
                                                                 ----------
 Real Estate-9.02%
 Cabot Industrial Trust ...........................      59,200   1,209,900
 Chateau Communities ..............................      22,715     665,833
 Duke Realty Investments ..........................      44,500   1,034,625
 Kilroy Realty ....................................      16,800     386,400
 MeriStar Hospitality .............................      44,945     834,292
 New Plan Excel Realty Trust ......................      42,480     942,525
 Pan Pacific Retail Properties ....................      54,800   1,092,575
 Patriot American Hospitality .....................      33,932     203,592
 Prentiss Properties Trust ........................      51,000   1,137,938
 Public Storage ...................................      22,100     598,081
 Reckson Associates Realty ........................      57,500   1,275,781
                                                                 ----------
                                                                  9,381,542
                                                                 ----------



                                                               Small Cap Value-3

Small Cap Value Series
Statement of Net Assets (Continued)

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK (Continued)
 Retail-6.70%
*BJ's Wholesale Club ..............................      49,200  $2,278,575
 Casey's General Stores ...........................      77,800   1,013,831
 Pier 1 Imports ...................................     124,800   1,209,000
*Zale .............................................      76,300   2,460,675
                                                                 ----------
                                                                  6,962,081
                                                                 ----------
 Textiles, Apparel & Furniture-6.16%
*Furniture Brands International ...................      55,300   1,506,925
 HON Industries ...................................      65,000   1,555,938
*Jones Apparel Group ..............................      48,300   1,065,619
 Kellwood .........................................      48,300   1,207,500
*Quaker Fabric ....................................      16,750     106,520
 Wolverine World Wide .............................      72,500     960,625
                                                                 ----------
                                                                  6,403,127
                                                                 ----------
 Transportation & Shipping-3.48%
*Mesaba Holdings ..................................      59,300   1,221,209
*M.S. Carriers ....................................      39,900   1,301,738
 USFreightways ....................................      37,700   1,098,013
                                                                 ----------
                                                                  3,620,960
                                                                 ----------
 Utilities-3.24%
 American Water Works .............................      56,100   1,893,375
 Public Service Company of New Mexico .............      26,900     549,769
 Sierra Pacific Resources .........................      24,400     927,200
                                                                 ----------
                                                                  3,370,344
                                                                 ----------
 Total Common Stock
  (cost $89,840,116) ..............................              98,105,156
                                                                 ----------

                                                       Principal    Market
                                                        Amount      Value
Repurchase Agreements-7.24%
With Chase Manhattan 4.50% 1/4/99
   (dated 12/31/98, collateralized by
   $1,941,000 U.S. Treasury Notes 7.875%
   due 8/15/01, market value $2,153,017) ..........    $2,109,000  $2,109,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98, collateralized
   by $2,691,000 U.S. Treasury Notes
   5.75% due 10/31/00, market value $2,767,905) ...     2,711,000   2,711,000
With PaineWebber 4.85% 1/4/99
   (dated 12/31/98, collateralized by
   $590,000 U.S. Treasury Notes 7.75% due
   12/31/99, market value $607,841
   and $825,000 U.S. Treasury Notes 7.75% due
   1/31/00, market value $878,237 and
   $828,000 U.S. Treasury Notes 6.25% due
   8/31/00, market value $866,934 and $395,000
   U.S. Treasury Notes 6.50% due
   5/31/01, market value $413,522) ................     2,711,000   2,711,000
                                                                   ----------
Total Repurchase Agreements
   (cost $7,531,000) ..............................                 7,531,000
                                                                   ----------


TOTAL MARKET VALUE OF SECURITIES-101.58%
   (cost $97,371,116) .............................              $105,636,156

LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS-(1.58%) .................................                (1,646,732)
                                                                 ------------
NET ASSETS APPLICABLE TO 6,320,130 SHARES
   ($0.01, PAR VALUE) OUTSTANDING; EQUIVALENT TO
   $16.45 PER SHARE-100.00% .......................              $103,989,424
                                                                 ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to the Series ........................              $ 95,332,481
Undistributed net investment income ...............                 1,223,580
Accumulated net realized loss on investments ......                  (831,677)
Net unrealized appreciation of investments ........                 8,265,040
                                                                 ------------
Total net assets ..................................              $103,989,424
                                                                 ============
----------------------
* Non-income producing security for the year ended December 31, 1998.

                             See accompanying notes


                                                               Small Cap Value-4

Delaware Group Premium Fund, Inc.-
Small Cap Value Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends .........................................             $1,693,215
Interest ..........................................                331,712
                                                               -----------
                                                                 2,024,927
                                                               -----------
EXPENSES:
Management fees ...................................                706,066
Accounting and administration .....................                 37,011
Registration fees .................................                 11,649
Professional fees .................................                 11,011
Reports and statements to shareholders ............                  8,850
Custodian fees ....................................                  7,804
Taxes (other than taxes on income) ................                  5,119
Dividend disbursing and transfer agent
   fees and expenses ..............................                  1,500
Directors' fees ...................................                  1,467
Other .............................................                 15,116
                                                               -----------
                                                                   805,593
                                                               -----------
Less expenses absorbed or waived by
   Delaware Management Company ....................                (25,707)
                                                               -----------
Total expenses ....................................                779,886
                                                               -----------
NET INVESTMENT INCOME .............................              1,245,041
                                                               -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments ..................               (827,096)
Net change in unrealized appreciation/
   depreciation of investments ....................             (5,586,278)
                                                               -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS ............................             (6,413,374)
                                                               -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................            ($5,168,333)
                                                               -----------

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Small Cap Value Series
Statements of Changes in Net Assets


                                                       Year Ended    Year Ended
                                                        12/31/98      12/31/97
                                                       ----------    ----------


INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .............................   $ 1,245,041   $   629,715
Net realized gain (loss) on investments ...........      (827,096)    2,326,391
Net change in unrealized appreciation /
   depreciation of investments ....................    (5,586,278)   10,895,658
                                                     ------------   -----------
Net increase (decrease) in net assets
   resulting from operations ......................    (5,168,333)   13,851,764
                                                     ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................      (638,385)     (197,794)
Net realized gain on investments ..................    (2,340,745)   (1,672,255)
                                                     ------------   -----------
                                                       (2,979,130)   (1,870,049)
                                                     ------------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........................    34,478,733    49,431,262
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ............................     2,979,130     1,870,049
                                                     ------------   -----------
                                                       37,457,863    51,301,311
Cost of shares repurchased ........................    (9,392,119)   (2,894,623)
                                                     ------------   -----------
Increase in net assets derived from capital
   share transactions .............................    28,065,744    48,406,688
                                                     ------------   -----------
NET INCREASE IN NET ASSETS ........................    19,918,281    60,388,403
                                                     ------------   -----------
NET ASSETS:
Beginning of year .................................    84,071,143    23,682,740
                                                     ------------   -----------
End of year .......................................  $103,989,424   $84,071,143
                                                     ============   ===========

                             See accompanying notes




                                                               Small Cap Value-5

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                                1998        1997         1996        1995        1994
                                                             ----------------------------------------------------------
Net asset value, beginning of year ................          $ 17.920     $14.500      $12.470     $10.290      $10.210

Income (loss) from investment operations:
Net investment income .............................             0.196       0.122        0.112       0.192        0.148
Net realized and unrealized gain (loss) on
   investments ....................................            (1.036)      4.338        2.548       2.208       (0.068)
                                                             --------     -------      -------     -------      -------
Total from investment operations ..................            (0.840)      4.460        2.660       2.400        0.080
                                                             --------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income ..............            (0.135)     (0.110)      (0.180)     (0.150)        none
Distributions from net realized gain
   on investments .................................            (0.495)     (0.930)      (0.450)     (0.070)        none
                                                             --------     -------      -------     -------      -------
Total dividends and distributions .................            (0.630)     (1.040)      (0.630)     (0.220)        none
                                                             --------     -------      -------     -------      -------
Net asset value, end of year ......................          $ 16.450     $17.920      $14.500     $12.470      $10.290
                                                             ========     =======      =======     =======      =======
Total return ......................................            (4.79%)     32.91%       22.55%      23.85%        0.78%

Ratios and supplemental data:
Net assets, end of year (000 omitted) .............          $103,989     $84,071      $23,683     $11,929      $ 6,291
Ratio of expenses to average net assets ...........             0.83%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation ....................             0.85%       0.90%        0.99%       0.96%        1.41%
Ratio of net investment income to average
   net assets .....................................             1.32%       1.24%        1.28%       2.13%        2.62%
Ratio of net investment income to average net
   assets prior to expense limitation .............             1.30%       1.14%        1.09%       1.97%        2.01%
Portfolio turnover ................................               45%         41%          84%         71%          26%

                             See accompanying notes



                                                               Small Cap Value-6

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Small Cap Value Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Small Cap Value Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999. Prior to May 1, 1998, the expense limitation was 0.80%.

                                                               Small Cap Value-7

Small Cap Value Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                                Dividend disbursing
     Investment                                   transfer agent,
     management                                   accounting fees
   fee payable to                                and other expenses
        DMC                                        payable to DSC
   --------------                               -------------------
      $61,761                                          $3,695

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ......................................   $67,051,105
   Sales ..........................................   $39,625,573

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate        Aggregate
     Cost of          unrealized       unrealized     Net unrealized
   investments       appreciation     depreciation     appreciation
   -----------       ------------     ------------    --------------
   $97,395,146       $14,628,809      ($6,387,799)      $8,241,010

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

                     Year of
                   expiration
                      2006
                   ----------
                    $807,647

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                            Shares issued upon
                                                      reinvestment of distributions
                                                           from net investment
                                                         income and net realized           Shares            Net
                                      Shares sold          gain on investments           repurchased       increase
                                      -----------     -----------------------------      -----------       --------
Year ended December 31, 1998 .....     2,030,407                  175,656                 (578,317)        1,627,746
Year ended December 31, 1997 .....     3,108,967                  135,708                 (185,778)        3,058,897


                                                               Small Cap Value-8

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Small Cap Value Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Small Cap Value Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Small Cap Value Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP
                                                         ---------------------
Philadelphia, Pennsylvania                                   Ernst & Young LLP
February 5, 1999

                                                               Small Cap Value-9

FOR TOTAL RETURN

REIT Series

Investment Strategy and Performance in 1998
   During 1998, share prices of real estate investment trusts (REITs) declined as investors and lending institutions became wary of credit risk. Loan defaults overseas and in the U.S. raised concerns about lenders' ability to finance development.
   REIT Series was introduced on May 4, 1998, just a few months before stock market volatility and negative industry trends began to brew in the real estate market. Between May 4, 1998 and December 31, 1998, the Series had a total return of -9.00% (capital change plus reinvestment of distributions). We do not think our performance during this short time period is indicative of long-term performance.
   During the same eight-month period, the Series' performance benchmark--the NAREIT Equity REIT Index--had a total return of -14.33%.
   More cautious lending in late summer made it difficult for REITs to raise capital needed to acquire new properties and companies. Lack of capital drove down prices on commercial real estate by as much as 25%, and reduced the supply of new construction. Even REITs with better financing opportunities did not escape the year unscathed.
   In this difficult environment, we focused on REITs that seemed able to expand using cash flow from operations. We believe these companies are better equipped to sustain their growth rates going forward than REITs that rely heavily on acquisitions to grow.

Portfolio Snapshot
   Many of REIT Series' portfolio holdings are companies that own and operate properties in "infill" locations; that is, areas of the country that have tremendous appeal, but where land is expensive and zoning laws are more restrictive. The demand for these "garden spots" outweighs the supply, which bodes well for companies that own and operate them. In 1998, we found infill locations in the Northwest, Northeast and Mid-Atlantic regions of the country.
   The Series' largest sector allocation through December 31, 1998 was in office and industrial REITs. We believe this sector has solid earnings potential, and we are focusing on companies that have strong internal growth rates.
   Retail strip center REITs were a source of positive performance for the Series. We believe this sector is more stable, since leases are generally for longer time periods. The retail sector also relies more on internal expansion to drive earnings growth.

Investment Outlook
   Credit markets improved somewhat in recent months as the Federal Reserve reduced its target for short-term interest rates by cutting the federal funds rate by a total of 0.75%. We believe lending and market conditions will continue to improve in 1999.
   Even so, we will continue to focus REIT Series on quality companies that have solid management, strong balance sheets and good capital structure. We will try to avoid companies whose earnings are primarily acquisition-driven in an effort to preserve capital in the portfolio.
   We expect growth rates in the real estate industry to moderate in 1999 and 2000. However, we believe that the earnings growth from REITs will remain higher than that of large companies in the unmanaged Standard & Poor's 500 Index.
   Our long-term outlook for the real estate market remains positive. We believe the current credit crunch will benefit REITs long term as long as it does not lead to a recession. We remain confident that REIT Series can play an integral part of a long-term asset allocation strategy.

--------------------------------------------------------------------------------
REIT Series Investment Objective
Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.
--------------------------------------------------------------------------------

                                                                          REIT-1

Performance of a $10,000 Investment
May 4, 1998 through
December 31, 1998

                       REIT Series              NAREIT Equity REIT Index
                       -----------              ------------------------

    5/1/98               $10,000                          $10,000
   5/31/98               $ 9,900                          $10,000
   6/30/98               $ 9,850                          $ 9,932
   7/31/98               $ 9,329                          $ 9,287
   8/31/98               $ 8,590                          $ 8,411
   9/30/98               $ 9,020                          $ 8,887
  10/31/98               $ 8,810                          $ 8,722
  11/30/98               $ 9,049                          $ 8,850
  12/31/98               $ 9,100                          $ 8,627


REIT Series
Cumulative Total Return
-----------------------
Lifetime                                                       -9.00%
From May 4, 1998 through December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the REIT
Series and the NAREIT Equity REIT Index for the period from the Series' inception on May 4, 1998 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                          REIT-2

Delaware Group Premium Fund, Inc.-REIT Series
Statement of Net Assets
December 31, 1998

                                                           Number        Market
                                                          of Shares      Value
 COMMON STOCK-93.23%
 Health Care REITs-2.09%
 Healthcare Realty Trust .................................5,200         $116,025
                                                                        --------
                                                                         116,025
                                                                        --------
 Hotels/Diversified REITs-8.32%
*Catellus Development ....................................10,900         156,006
 Newhall Land & Farming ..................................5,810          151,060
 Starwood Hotels & Resorts Trust .........................6,870          155,863
                                                                        --------
                                                                         462,929
                                                                        --------
 Mall REITs-5.86%
 General Growth Properties ...............................4,050          153,394
 Simon Property Group ....................................6,050          172,425
                                                                        --------
                                                                         325,819
                                                                        --------
 Manufactured Housing REITs-5.37%
 Chateau Communities .....................................4,660          136,596
 Sun Communities .........................................4,660          162,226
                                                                        --------
                                                                         298,822
                                                                        --------
 Multifamily REITs-16.42%
 Apartment Investment &
 Management ..............................................4,710          175,153
 AvalonBay Communities ...................................4,673          160,054
 Camden Property Trust ...................................5,380          139,880
 Equity Residential Properties ...........................3,250          131,422
 Essex Property Trust ....................................6,060          180,285
 Grove Property Trust ...................................10,750          126,313
                                                                        --------
                                                                         913,107
                                                                        --------
 Office/Industrial REITs-37.95%
 Alexandria Real Estate Equities .........................4,370          135,197
 AMB Property ............................................6,290          138,380
-------------------
Top 10 stock holdings, representing 32.4% of net assets, are printed in bold.

                                                           Number        Market
                                                          of Shares      Value
COMMON STOCK (Continued)
Office/Industrial REITs  (Continued)
Boston Properties ........................................3,500         $106,750
Cabot Industrial Trust ...................................8,400          171,675
CarrAmerica Realty .......................................7,680          184,320
Duke Realty Investments ..................................7,300          169,725
Equity Office Properties Trust ...........................7,290          174,960
First Industrial Realty ..................................5,270          141,302
Liberty Property Trust ...................................4,760          117,215
Prentiss Properties Trust ................................6,280          140,122
Reckson Associates Realty ................................8,390          186,153
SL Green Realty ..........................................7,090          153,321
Spieker Properties .......................................4,515          156,332
Trizec Hahn ..............................................6,600          135,300
                                                                       ---------
                                                                       2,110,752
                                                                       ---------
Retail Strip Center REITs-14.35%
Developers Diversified Realty ............................8,680          154,070
First Washington .........................................5,400          127,913
JDN Realty ...............................................8,270          178,322
Kimco Realty .............................................5,200          206,375
Pan Pacific Retail Properties ............................6,590          131,388
                                                                       ---------
                                                                         798,068
                                                                       ---------
Self Storage REITs-2.87%
Public Storage ...........................................5,900          159,669
                                                                       ---------
                                                                         159,669
                                                                       ---------
Total Common Stock
(cost $5,288,590 )........................................             5,185,191
                                                                       ---------

                                                                          REIT-3

REIT Series
Statement of Net Assets (Continued)


                                                           Principal     Market
                                                             Amount      Value
REPURCHASE AGREEMENTS-6.94%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $99,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $110,353) ............................................$108,000       $108,000
With J.P. Morgan Securities
   4.75% 1/4/99 (dated 12/31/98,
   collateralized by $138,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $141,869) .............................................139,000        139,000

                                                           Principal     Market
                                                             Amount      Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98,
   collateralized by $30,000
   U.S. Treasury Notes 7.75%
   due 12/31/99, market value
   $31,155 and $42,000 U.S.
   Treasury Notes 7.75% due 1/31/00,
   market value $45,014 and
   $42,000 U.S. Treasury Notes
   6.25% due 8/31/00, market value
   $44,435 and $20,000 U.S.
   Treasury Notes 6.50% due
   5/31/01, market value $21,195) .......................$139,000      $139,000
                                                                       --------
Total Repurchase Agreements
   (cost $386,000) ..............................................      $386,000
                                                                       --------



TOTAL MARKET VALUE OF SECURITIES-100.17% (cost $5,674,590)           $5,571,191

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.17%) .................(9,399)
                                                                     ----------
NET ASSETS APPLICABLE TO 611,400 SHARES ($0.01 PAR VALUE) OUTSTANDING;
 EQUIVALENT TO $9.10 PER SHARE-100.00% ..............................$5,561,792
                                                                     ==========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the
Fund with 50,000,000 shares allocated to the Series ................$5,708,620

Undistributed net investment income ...................................132,582
Accumulated net realized loss on investments .........................(176,011)
Net unrealized depreciation of investments ...........................(103,399)
                                                                    ----------
Total net assets                                                    $5,561,792
                                                                    ==========
----------
*Non-income producing security for the period ended December 31, 1998.

REIT - Real Estate Investment Trust

                             See accompanying notes

                                                                          REIT-4

Delaware Group Premium Fund, Inc.-REIT Series
Statement of Operations
                                                                     5/4/98* to
                                                                       12/31/98
                                                                      ----------
INVESTMENT INCOME:
Dividends ..........................................................   $137,776
Interest ...........................................................     12,034
                                                                       --------
                                                                        149,810
                                                                       --------

EXPENSES:
Management fees ....................................................     15,449
Reports and statements to shareholders .............................      2,249
Accounting and administration ......................................        827
Custodian fees .....................................................        768
Registration fees ..................................................        550
Professional fees ..................................................        344
Taxes (other than taxes on income) .................................        125
Dividend disbursing and transfer agent fees and expenses ...........         58
Directors' fees                                                              50
Other                                                                       362
                                                                       --------
 ...................................................................     20,782
                                                                       --------
Less expenses absorbed or waived by
   Delaware Management Company .....................................     (3,554)
                                                                       --------

Total expenses .....................................................     17,228
                                                                       --------

NET INVESTMENT INCOME ..............................................    132,582
                                                                       --------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments ...................................   (176,011)
Net change in unrealized appreciation /
   depreciation of investments .....................................   (103,399)
                                                                       --------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS .............................................   (279,410)
                                                                       --------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................  ($146,828)
                                                                      =========
----------
*Date of commencement of operations.

See accompanying notes

Delaware Group Premium Fund, Inc.-REIT Series
Statement of Changes in Net Assets
                                                                      5/4/98* to
                                                                       12/31/98
                                                                      ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ..............................................   $132,582
Net realized loss on investments ...................................   (176,011)
Net change in unrealized appreciation /
   depreciation of investments .....................................   (103,399)
                                                                       --------
Net decrease in net assets resulting from
   operations ......................................................   (146,828)
                                                                      ---------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................................  5,925,102
Cost of shares repurchased .........................................   (216,482)
                                                                      ---------
Increase in net assets derived from capital
   share transactions ..............................................  5,708,620
                                                                      ---------

NET INCREASE IN NET ASSETS .........................................  5,561,792
                                                                      ---------

NET ASSETS:
Beginning of period ................................................          -
                                                                     ----------
End of period ...................................................... $5,561,792
                                                                     ==========
----------
*Date of commencement of operations.

                             See accompanying notes
                                                                          REIT-5

Delaware Group Premium Fund, Inc.-REIT Series
Financial Highlights


Selected data for each share of the Series outstanding throughout the period was as follows:

                                                                       5/4/98(1)
                                                                           to
                                                                        12/31/98
                                                                        --------

Net asset value, beginning of period ...............................    $10.000

Income (loss) from investment operations:
Net investment income ..............................................      0.217
Net realized and unrealized loss on investments ....................     (1.117)
                                                                       ---------
Total from investment operations ...................................     (0.900)
                                                                       ---------

Net asset value, end of period .....................................   $  9.100
                                                                       =========

Total return .......................................................     (9.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ............................   $  5,562
Ratio of expenses to average net assets ............................      0.85%
Ratio of expenses to average net assets
   prior to expense limitation .....................................      1.02%
Ratio of net investment income to average net assets                      6.42%
Ratio of net investment income to average net
   assets prior to expense limitation ..............................      6.25%
Portfolio turnover .................................................        39%

---------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

                                                                          REIT-6

Delaware Group Premium Fund, Inc.-REIT Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the REIT Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The REIT Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, and 0.60% on the net assets over $2,500 million. Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as a sub-adviser to the Series.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                                          REIT-7

REIT Series
Notes to Financial Statements (Continued)


On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                               Dividend disbursing
     Investment                                  transfer agent,
     management                                 accounting fees
   fee payable to                              and other expenses
        DMC                                       payable to DSC
   --------------                              ------------------
      $3,060                                          $190

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases .......................................   $6,295,802
   Sales ...........................................     $832,170

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                   Aggregate        Aggregate
                     Cost of      unrealized       unrealized     Net unrealized
                   investments   appreciation     depreciation     depreciation
                   -----------   ------------     ------------    --------------
                    $5,684,053     $85,908         ($198,770)       ($112,862)

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                Shares issued upon
                                                          reinvestment of distributions
                                                                from net investment
                                                               income and net realized       Shares           Net
                                            Shares sold         gain on investments       repurchased    increase
                                            -----------   -----------------------------   -----------    --------
Period ended December 31, 1998* .....        636,299                  -                    (24,899)       611,400

---------------
*Commenced operations on 5/4/98.

                                                                          REIT-8

Delaware Group Premium Fund, Inc.-REIT Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-REIT Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-REIT Series (the "Fund") as of December 31, 1998, and the related statement of operations, statement of changes in net assets and financial highlights for the period May 4, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-REIT Series at December 31, 1998, and the results of its operations, changes in its net assets and its financial highlights for the period May 4, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP
                                                  -----------------------
                                                      Ernst & Young LLP



Philadelphia, Pennsylvania
February 5, 1999


                                                                          REIT-9